UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2021

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SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23248	36-3918470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Landmeier Road, Elk Grove Village, Illinois 60007

(Address of principal executive offices)                                                                              (Zip Code)

(847) 956-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value per share	SGMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the management changes previously disclosed on the Current Report on Form 8-K filed on October 13, 2021, on October 13, 2021, the board of directors of SigmaTron International, Inc. (the “Company”) approved the following amendments to the Company’s Amended and Restated By-Laws:

•	Amendments to the descriptions of officer titles and positions to accommodate for the previously disclosed management changes and to reflect the current practice of the Company; and
•	Amendments to implement various conforming changes, non-substantive technical edits and ministerial updates.

The foregoing description is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated By-Laws, as amended, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein. In addition, a marked copy of the Amended and Restated By-laws, as amended, showing all changes made to the Company’s prior Amended and Restated By-laws is filed as Exhibit 3.2 to this Current Report on Form 8-K.

ITEM 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
Exhibit 3.1	Amended and Restated By-Laws, effective as of October 13, 2021.
Exhibit 3.2	Marked Amended and Restated By-Laws, effective as of October 13, 2021.
Exhibit 104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2021		SIGMATRON INTERNATIONAL, INC.
	By:	/s/ Gary R. Fairhead
Name: Gary R. Fairhead
Title: President and Chief Executive Officer